UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 2, 2025

Hennessy Capital Investment Corp. VI

(Exact name of Registrant as specified in its charter)

Delaware	001-40846	86-1626937
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 US HWY 50, Suite 309 Zephyr Cove, NV	89448
(Address of principal executive offices)	(Zip Code)

(775) 339-1671

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares of Class A common stock, par value $0.0001 per share	HCVI	OTC Pink
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	HCVIW	OTC Pink
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	HCVIU	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported, on June 17, 2024, Hennessy Capital Investment Corp. VI, a Delaware corporation (the “Company”), Namib Minerals, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“PubCo”), Midas SPAC Merger Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of PubCo, Cayman Merger Sub Ltd., an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct wholly-owned subsidiary of PubCo, and Greenstone Corporation, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“Greenstone”), entered into a business combination agreement (as amended on December 6, 2024 and April 14, 2025, the “Business Combination Agreement”), pursuant to which the parties thereto will enter into a business combination transaction (the “Business Combination”). Pursuant to the Business Combination Agreement, the Company and Greenstone will each become a direct wholly-owned subsidiary of PubCo upon the completion of the Business Combination.

Postponement of Special Meeting

On May 2, 2025, the Company announced that it has postponed its special meeting of stockholders (the “Special Meeting”), previously scheduled to be held on May 5, 2025 at 9:00 a.m., Eastern time, relating to the Business Combination, to May 5, 2025 at 4:00 p.m., Eastern time.

New PubCo Director Nominee

On April 23, 2025, the Company filed a definitive proxy statement (the “Proxy Statement”) for the Special Meeting.

Following the filing of the Proxy Statement, PubCo withdrew its nomination of Mark T. Harris as director nominee of PubCo and instead nominated Tito Botelho Martins Júnior as a director nominee of PubCo. The decision to withdraw Mr. Harris as a nominee was not due to any dispute or disagreement between Mr. Harris and PubCo. Mr. Martins has consented to being named as a director nominee and serve as a director of PubCo.

The information set forth below serves as a supplement (the “Supplement”) to the Proxy Statement and provides updated information with respect to the Special Meeting. Except as described herein, the information provided in the Proxy Statement continues to apply. To the extent the Supplement differs from or updates information in the Proxy Statement, stockholders should rely on the information contained in the Supplement. The Proxy Statement contains important additional information. The Supplement should only be read in conjunction with the Proxy Statement.

Supplement to the Proxy Statement

The Supplement supplements and updates the disclosures in the Proxy Statement. For clarity, additions to existing disclosure from the Proxy Statement are highlighted with bold, underlined text and deleted text is highlighted with strikethrough text. Page references refer to pages of the Proxy Statement.

1.	The section entitled “Management of PubCo After the Business Combination” on pages 270 – 276 is hereby amended as follows:

(a)	The last sentence of the first paragraph under the subsection entitled “Management and Board of Directors” on page 270 shall be revised to read as:

Pursuant to the Business Combination Agreement, the following individuals are expected to comprise the initial PubCo Board: Tulani Sikwila; Ibrahima Tall; Siphesihle Mchunu; Molly P. Zhang (aka Peifang Zhang); Dennis A. Johnson; and ~~Mark T. Harris~~ Tito Botelho Martins Júnior.

(b)	The last row on the table on page 270 under the subsection entitled “Management and Board of Directors” shall be revised to read as:

Name	Age	Title	Class
~~Mark. T. Harris~~ Tito Botelho Martins Júnior	~~67~~ 62	Director	I

(c)	The first full paragraph on page 271 under the subsection entitled “Management and Board of Directors” shall be deleted in its entirety and replaced with the following:

Tito Botelho Martins Júnior.  Upon the closing of the Business Combination, Tito Botelho Martins Júnior will serve as a Director of PubCo.  Mr. Martins holds a Bachelor of Economics from the Federal University of Minas Gerais and an MBA from the IEAD Federal University of Rio de Janeiro, Brazil.  He is a Certified Director with the National Association of Corporate Directors and has over 35 years of executive experience in the metals, mining, logistics, and energy sectors.  Mr. Martins served in many executive positions at Vale S.A. from 1984 to 2003 and as Chief Executive Officer of Caemi Mineração Metalurgia from 2003 to 2006.  Mr. Martins served in a variety of roles at Vale S.A. from 2006 to 2012, including most recently as Chief Financial Officer and Investor Relations Officer.  From 2012 to 2021, Mr. Martins served as Chief Executive Officer and President of Nexa Resources SA (formerly Votorantim Metais) where he led the company’s initial public offering and listing on the New York Stock Exchange and the Toronto Stock Exchange.  He was also Director of Cia Brasileira de Aluminio CBA, a private company, and Nexa Peru and Nexa Resources Atacocha, both public companies listed on the Lima Stock Exchange. Mr. Martins founded Kaiau Consultoria, a business and strategy consulting company, in 2022 and continues to serve as a Senior Advising Consultant.  Mr. Martins currently serves as a director of Akasha Inc. and Capzul Corporation, both private companies.

(d)	The first sentence under the subsection entitled “Independence of our Board of Directors” on page 272 shall be revised to read as:

PubCo currently expects that upon consummation of the Business Combination, three of its six directors will be independent directors. We anticipate that Molly P. Zhang, Dennis A. Johnson, and ~~Mark T. Harris~~ Tito Botelho Martins Júnior will be “independent directors,” as defined in Nasdaq listing standards and applicable SEC rules.

(e)	The second and third full paragraphs on page 273 under the subsection entitled “Independence of our Board of Directors” shall be revised to read as:

Our board will be divided into three (3) classes designated as Class I, Class II and Class III, respectively serving staggered three-year terms. Upon expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires. As a result of this classification of directors, it generally takes at least two annual meetings of stockholders for stockholders to effect a change in a majority of the members of our board of directors. ~~Mark T. Harris~~ Tito Botelho Martins Júnior and Dennis A. Johnson will be Class I directors and will serve until our annual meeting in 2026. Molly P. Zhang and Siphesihle Mchunu will be Class II directors and will serve until our annual meeting in 2027. Ibrahima Tall and Tulani Sikwila will be Class III directors and will serve until our annual meeting in 2028.

Upon completion of the Business Combination, the board of directors has determined that Molly P. Zhang, Dennis A. Johnson, and ~~Mark T. Harris~~ Tito Botelho Martins Júnior would satisfy the general independence requirements under SEC and Nasdaq rules. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act and the listing requirements of Nasdaq.

(f)	The first sentence of the second paragraph under the subsection entitled “Board Committees — Audit Committee” on page 273 shall be revised to read as:

Upon consummation of the Business Combination, we anticipate that PubCo’s audit committee will consist of Molly P. Zhang, Dennis A. Johnson, and ~~Mark T. Harris~~ Tito Botelho Martins Júnior, each of whom will qualify as independent directors according to the rules and regulations of the SEC and Nasdaq with respect to audit committee membership.

(g)	The first sentence of the second paragraph under the subsection entitled “Board Committees — Audit Committee” on page 274 shall be revised to read as:

Upon consummation of the Business Combination, we anticipate that PubCo’s compensation committee will consist of ~~Mark T. Harris~~ Tito Botelho Martins Júnior and Dennis A. Johnson, each of whom will qualify as independent directors according to the rules and regulations of the SEC and Nasdaq with respect to compensation committee membership, including the heightened independence standards for members of a compensation committee.

(h)	The first sentence of the second paragraph under the subsection entitled “Board Committees — Nominating and Corporate Governance Committee” on page 274 shall be revised to read as:

Upon consummation of the Business Combination, we anticipate that PubCo’s nominating and corporate governance committee will consist of Molly P. Zhang, Dennis A. Johnson, and ~~Mark T. Harris~~ Tito Botelho Martins Júnior, each of whom will qualify as independent directors according to the rules and regulations of the SEC and Nasdaq with respect to nominating corporate governance committee membership.

2.	The section entitled “Security Ownership of Certain Beneficial Owners and Management” on pages 307 – 311 is hereby amended as follows:

(a)	The table appearing on page 310 shall be revised to read as:

	Amount and	Approximate Percentage of Outstanding Shares
Name and Address of Beneficial Owner	Nature of Beneficial Ownership	No Redemption Scenario	50% Redemption Scenario	Maximum Redemption Scenario
Ibrahima Tall(1)	1,988,676	3.4%	3.5%	3.7%
Tulani Sikwila(2)	4,921,973	8.5%	8.8%	9.0%
Siphesihle Mchunu(3)	994,338	1.7%	1.8%	1.8%
Molly P. Zhang	—	—	—	—
Dennis A. Johnson	—	—	—	—
~~Mark T. Harris~~ Tito Botelho Martins Júnior	—	—	—	—
All directors and executive officers as a group (6 individuals)	7,904,987	13.7%	14.1%	14.5%
Five Percent Holders:				0.0%
Tulani Sikwila(2)	4,921,973	8.5%	8.8%	9.0%
Mzilakazi Godfrey Khumalo(5)	4,971,690	8.6%	8.9%	9.1%
Hennessy Capital Partners VI LLC(4)	7,034,217	11.7%	12.0%	12.4%
The Southern SelliBen Trust(6)	34,801,830	60.3%	62.1%	64.0%

************

Important Information for Investors and Stockholders

In connection with the Business Combination, PubCo and Greenstone, as co-registrant, have filed with the U.S. Securities and Exchange Commission (the “SEC”) a post-effective amendment to the registration statement on Form F-4 (File No. 333-283650) (as amended, the “Registration Statement”), which includes a prospectus with respect to PubCo’s securities to be issued in connection with the Business Combination and the Proxy Statement. The SEC declared the Registration Statement effective on April 23, 2025 and the Company has filed the definitive Proxy Statement with the SEC and has mailed copies to holders of record of the Company’s common stock as of March 31, 2025, the record date to vote on the Business Combination. This Current Report does not contain all the information that should be considered concerning the Business Combination and is not a substitute for the Registration Statement, the Proxy Statement or for any other document that PubCo or the Company has filed or may file with the SEC. Before making any investment or voting decision, investors and security holders of the Company and Greenstone are urged to read the Registration Statement and the Proxy Statement, and any amendments or supplements thereto, as well as all other relevant materials filed or that will be filed with the SEC in connection with the Business Combination as they become available because they will contain important information about Greenstone, the Company, PubCo and the Business Combination.

Investors and security holders will be able to obtain free copies of the Registration Statement, the Proxy Statement and all other relevant documents filed or that will be filed with the SEC by PubCo and the Company through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by PubCo and the Company may be obtained free of charge by directing a request to Nicholas Geeza, Chief Financial Officer, PO Box 1036, 195 US Hwy 50, Suite 309, Zephyr Cove, Nevada 89448 or by telephone at (775) 339-1671. The information contained on, or that may be accessed through, the websites referenced in this Current Report is not incorporated by reference into, and is not a part of, this Current Report.

Participants in the Solicitation

Greenstone, the Company, PubCo and their respective directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitations of proxies from the Company’s stockholders in connection with the Business Combination. For more information about the names, affiliations and interests of the Company’s directors and executive officers, please refer to the Company’s annual report on Form 10-K filed with the SEC on March 31, 2025 and the Registration Statement, the Proxy Statement and other relevant materials filed with the SEC in connection with the Business Combination from time to time. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, which may, in some cases, be different than those of the Company’s stockholders generally, are included in the Registration Statement and the Proxy Statement. Stockholders, potential investors and other interested persons should read the Registration Statement and the Proxy Statement carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Forward Looking Statements

This Current Report includes, or incorporates by reference, forward-looking statements. All statements other than statements of historical facts contained in this Current Report are forward-looking statements. Any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are also forward-looking statements. In some cases, you can identify forward-looking statements by words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “strategy,” “future,” “opportunity,” “may,” “target,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” “preliminary,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements include, without limitation, Greenstone’s, the Company’s, PubCo’s, or their respective management teams’ expectations concerning the outlook for their or PubCo’s business, productivity, plans, and goals for future operational improvements, growth and capital investments, operational and cost performance, future market conditions, or economic performance and developments in the capital and credit markets and expected future financial performance, the restart of Greenstone’s Mazowe mine and Redwing mine and related expansion plans, capital expenditure plans and timeline, the development and goals of the prospective exploration licenses in the Democratic Republic of Congo (the “DRC”), mineral reserve and resource estimates, production, and other operating results, productivity improvements, expected net proceeds, including from any PIPE investment, expected additional funding, the percentage of redemptions of the Company’s public stockholders, growth prospects and outlook of PubCo’s operations, individually or in the aggregate, including the achievement of project milestones, commencement and completion of commercial operations of certain of Greenstone’s exploration and production projects, as well as any information concerning possible or assumed future results of operations of PubCo. Forward-looking statements also include statements regarding the expected benefits of the Business Combination. The forward-looking statements are based on the current expectations of the respective management teams of Greenstone and the Company, as applicable, and are inherently subject to uncertainties and changes in circumstance and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (ii) the risk that the Company will not seek, or otherwise fails, to extend its business combination deadline as necessary for the Business Combination to be completed; (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the adoption of the Business Combination Agreement by the stockholders of the Company and Greenstone and the receipt of certain regulatory approvals; (iv) market risks, including the price of gold; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (vi) the effect of the announcement or pendency of the Business Combination on Greenstone’s business relationships, performance, and business generally; (vii) the outcome of any legal proceedings that may be instituted against Greenstone, PubCo or the Company related to the Business Combination Agreement or the Business Combination; (viii) failure to realize the anticipated benefits of the Business Combination; (ix) the inability to meet listing requirements and maintain the listing of PubCo’s securities on the Nasdaq; (x) the inability to remediate the identified material weaknesses in Greenstone’s internal control over financial reporting, which, if not corrected, could adversely affect the reliability of Greenstone’s and PubCo’s financial reporting; (xi) the risk that the price of PubCo’s securities may be volatile due to a variety of factors, including changes in the highly competitive industries in which PubCo plans to operate, variations in performance across competitors, changes in laws, regulations, technologies, natural disasters or health epidemics/pandemics, national security tensions, and macro-economic and social environments affecting its business, and changes in the combined capital structure; (xii) the inability to implement business plans, forecasts, and other expectations after the completion of the Business Combination, identify and realize additional opportunities, and manage growth and expanding operations; (xiii) the risk that Greenstone may not be able to successfully develop its assets, including expanding the How mine, restarting and expanding its other mines in Zimbabwe or developing its exploration permits in the DRC; (xiv) the risk that PubCo will be unable to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xv) political and social risks of operating in Zimbabwe and the DRC; (xvi) the operational hazards and risks that Greenstone faces; (xvii) the risk that any additional financing in connection with the Business Combination may not be raised on favorable terms or at all; (xviii) potential volatile and sporadic trading of the Company’s securities; and (xix) the continuation of trading of the Company’s units, shares of Class A common stock and warrants on the OTC Markets, including whether an active public market for the Company’s units, shares of Class A common stock and warrants will be sustained on this market in the future. The foregoing list is not exhaustive, and there may be additional risks that neither the Company nor Greenstone presently know or that the Company and Greenstone currently believe are immaterial. You should carefully consider the foregoing factors, any other factors discussed in this Current Report and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on March 31, 2025, the risks described in the Registration Statement, which includes the Proxy Statement, and those discussed and identified in filings made with the SEC by the Company and PubCo, from time to time. PubCo, Greenstone and the Company caution you against placing undue reliance on forward-looking statements, which reflect current beliefs and are based on information currently available as of the date a forward-looking statement is made. Forward-looking statements set forth in this Current Report speak only as of the date of this Current Report. None of the Company, Greenstone or PubCo undertakes any obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs. In the event that any forward-looking statement is updated, no inference should be made that the Company, Greenstone or PubCo will make additional updates with respect to that statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements, including discussions of significant risk factors, may appear, up to the consummation of the Business Combination, in the Company’s or PubCo’s public filings with the SEC, which are or will be (as appropriate) accessible at www.sec.gov, and which you are advised to review carefully.

No Offer or Solicitation

This Current Report shall not constitute an offer to sell or exchange, the solicitation of an offer to buy or a recommendation to purchase, any securities, or a solicitation of any vote, consent or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. No offering of securities in the Business Combination shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENNESSY CAPITAL INVESTMENT CORP. VI

By:	/s/ Nicholas Geeza
Name:	Nicholas Geeza
Title:	Chief Financial Officer

Dated: May 2, 2025